Exhibit 99.1
                                                                    ------------


                             Joint Filer Information
                             -----------------------


Date of Event Requiring Statement:          January 22, 2008

Issuer Name and Ticker or Trading Symbol:   Domino's Pizza, Inc. (DPZ)

Designated Filer:                           Blue Harbour Group, LP

Other Joint Filers:                         Blue Harbour Strategic Value
                                            Partners Master Fund, LP; Blue
                                            Harbour Institutional Partners
                                            Master Fund, L.P.; Blue Harbour GP,
                                            LLC; Blue Harbour Holdings, LLC; and
                                            Clifton S. Robbins

Address of Joint Filers:                    The principal business address of
                                            each of the Joint Filers listed
                                            above is 646 Steamboat Road,
                                            Greenwich, CT 06830.

Relationship of Joint Filer to Issuer:      10% Owner (1)


Signatures:

                                        BLUE HARBOUR STRATEGIC VALUE
                                        PARTNERS MASTER FUND, LP

                                            By: Blue Harbour GP, LLC, its
                                                general partner

                                                By:  /s/  Clifton S. Robbins
                                                   -----------------------------
                                                   Name:   Clifton S. Robbins
                                                   Title:  Managing Member


                                        BLUE HARBOUR INSTITUTIONAL PARTNERS
                                        MASTER FUND, L.P.

                                            By: Blue Harbour GP, LLC,  its
                                                general partner

                                                By:  /s/  Clifton S. Robbins
                                                   -----------------------------
                                                   Name:   Clifton S. Robbins
                                                   Title:  Managing Member

                                        BLUE HARBOUR GP, LLC

                                                By:  /s/  Clifton S. Robbins
                                                   -----------------------------
                                                   Name:   Clifton S. Robbins
                                                   Title:  Managing Member


                                        BLUE HARBOUR HOLDINGS, LLC

                                                By:  /s/  Clifton S. Robbins
                                                   -----------------------------
                                                   Name:   Clifton S. Robbins
                                                   Title:  Managing Member


                                          /s/  Clifton S. Robbins
                                        -----------------------------
                                        Clifton S. Robbins



(1) Directly owned by Blue Harbour Strategic Value Partners Master Fund, LP and Blue Harbour Institutional Partners Master Fund, L.P. Indirectly owned by Blue Harbour Group, LP, Blue Harbour GP, LLC, Blue Harbour Holdings, LLC and Clifton
S. Robbins.










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